INSURANCE BINDER                                           70114                             [FRANKCRYSTAL & COMPANY LOGO]

                                                                                 FINANCIAL SQUARE o 32 OLD SLIP o NEW YORK, NY 10005
                                                                                            (212) 344-2444 o (800) 221-5830
                                                                                          TELEX: 222792 o CABLE: CRYSTINSCOS
                                                                                               TELECOPIER: (212) 425-7017
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Insured's   The Korea Fund, Inc.                                                Date Typed 04/13/07
Mailing     1345 Avenue of the Americas                                         By: axk/70114
Address     New York, NY 10105                                                  A/E: AXK
                                                                                Insured's No.
                                                                                Telephone Confirmation                           [_]
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Company     St. Paul Fire and Marine Insurance Company                          Date
or          c/o St Paul Travelers                                               With Whom
Agency      485 Lexington Avenue, 6th Floor
            New York, NY 10017
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New Order [_] Endorsement [_] Renewal [_] Rewrite [_] Information Only [X]      Inception or Effective Date 04/1/07
-----------------------------------------------------------------------------   Expiration   04/1/08
Name (if different from mailing address)                                        Policy No.   490PB1524
                                                                                Company      St. Paul Fire and Marine Ins Company
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Location(s) (if different from mailing address)                                 Prepaid                                          [_]
                                                                                Installment                                      [_]
                                                                                Premium      $N/A
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Type of Coverage - Registered Management Investment Company Bond
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SPECIFICATIONS - IN CONSIDERATION OF THE ANNUAL PREMIUM PAID, IT IS HEREBY UNDERSTOOD AND AGREED THAT ITEM 1.
                 PRINCIPAL ADDRESS OF THE DECLARATIONS PAGE IS AMENDED AS FOLLOWS:

                 ITEM 1. PRINCIPAL ADDRESS:

                 1345 AVENUE OF THE AMERICAS
                 NEW YORK, NY 10105

                 ALL OTHER TERMS AND CONDITIONS SHALL REMAIN UNCHANGED.
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Mortgagee [_]   Loss Payee [_]   Additional Insured [_]   Other [_]
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Enclosure [_]                                                      The undersigned company agrees, for its respective interests only and to the extent respectively indicated to effect insurance or changes as set forth. This agreement is binding for account of the Assured until acceptance of satisfactory policy and/or endorsement and/or term agreed to by Frank Crystal & Co., Inc.
                                                                   This Binder is issued for a period of 60 days and automatically will be extended for additional consecutive periods of 60 days
----------------------------------------------------------------   until acceptance of the Policy, Bond, and/or Endorsement by the
Remarks [_]                                                        Assured.
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For Frank Crystal & Co., Inc.                                      Name of Underwriter:
Refer to: Andrea L. Kiefer                                         (Print or Type) Jared Latigona
                                                                   Signature Original Signature on File with Frank Crystal
                                                                   & Co., Inc.
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Admitted [X]   Non-Admitted [_]                                    For (Insurance Company) St. Paul Fire and Marine Ins Company
                                                                   Date Signed
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[TRAVELLERS LOGO]

                         INVESTMENT COMPANY BLANKET BOND
                   ST. PAUL FIRE AND MARINE INSURANCE COMPANY
                         St. Paul, Minnesota 55102-1396
             (A Stock Insurance Company, herein called Underwriter)

DECLARATIONS                                                  BOND NO. 490PB1524

ITEM 1.   Name of Insured (herein called Insured):

          THE KOREA FUND, INC.
          Principal Address:
          345 Park Avenue
          New York, NY 10154

ITEM 2.   Bond Period from 12:01 a.m. on 04/01/07 to 12:01 a.m. on 04/01/2008 the effective date of the termination or cancellation of the bond, standard time at the Principal Address as to each of said dates.

ITEM 3.   Limit of Liability

          Subject to Sections 9, 10, and 12 hereof:

                                                           Limit of Liability   Deductible Amount
                                                           ------------------   -----------------

Insuring Agreement A - FIDELITY                                $1,250,000            $50,000
Insuring Agreement B - AUDIT EXPENSE                           $   50,000            $ 5,000
Insuring Agreement C - PREMISES                                $1,250,000            $50,000
Insuring Agreement D - TRANSIT                                 $1,250,000            $50,000
Insuring Agreement E - FORGERY OR ALTERATION                   $1,250,000            $50,000
Insuring Agreement F - SECURITIES                              $1,250,000            $50,000
Insuring Agreement G - COUNTERFEIT CURRENCY                    $1,250,000            $50,000
Insuring Agreement H - STOP PAYMENT                            $   50,000            $ 5,000
Insuring Agreement I - UNCOLLECTIBLE ITEMS OF DEPOSIT          $   50,000            $ 5,000

OPTIONAL COVERAGES ADDED BY RIDER:

o    INSURING AGREEMENT (J) COMPUTER SYSTEMS                   $1,250,000            $50,000
o    INSURING AGREEMENT (K) UNAUTHORIZED SIGNATURES            $   50,000            $ 5,000
o    INSURING AGREEMENT (L) VOICE-INITIATED TRANSACTIONS       $1,250,000            $50,000
o    INSURING AGREEMENT (M) TELEFACIMILE TRANSACTIONS          $1,250,000            $50,000

If "Not Covered" is inserted above opposite any specified  Insuring Agreement or
Coverage, such Insuring Agreement or Coverage and any other reference thereto in this bond shall be deemed to be deleted therefrom.

ITEM 4.   Offices or Premises Covered - Offices acquired or established subsequent to the effective date of this bond are covered according to the terms of General Agreement A. All the Insured's offices or premises in existence at the time this bond becomes effective are covered under this bond except the offices or premises located as follows: N/A

ITEM 5.   The liability of the Underwriter is subject to the terms of the following endorsements or riders attached hereto:

ICB001 Rev. 7/04, ICB011 Ed. 7-04, ICB012 Ed. 7-04, ICB013 Ed, 7-04,
ICB014 Ed. 7-04, ICB015 Ed. 7-04, ICB016 Ed. 7-04, ICB026 Ed. 7-04

ICB001 Rev. 7/04
(C) 2004 The St. Paul Travelers Companies, Inc. All Rights Reserved

                                                                     Page 1 of 2

ITEM 6.   The Insured by the acceptance of this bond gives notice to the
          Underwriter terminating or canceling prior bonds or policy(ies)
          No.(s) N/A _____________ such termination or cancellation to be effective as of the time this bond becomes effective.

IN WITNESS WHEREOF, the Company has caused this bond to be signed by its
President and Secretary and countersigned by a duly authorized representative of the Company.

Countersigned:                        ST. PAUL FIRE AND MARINE INSURANCE COMPANY

--------------------------------------------   /s/ Bruce Backberg
Authorized Representative   Countersigned At   ---------------------------------
                                                   Secretary

-------------------------
Countersignature Date
                                               /s/ Brian MacLean
                                               ---------------------------------
                                                   President

ICB001 Rev. 7/04
(C) 2004 The St. Paul Travelers Companies, Inc. All Right Reserved

                                                                     Page 2 of 2

                         INVESTMENT COMPANY BLANKET BOND

The Underwriter, in consideration of an agreed premium, and subject to the
Declarations made a part hereof, the General Agreements, Conditions and
Limitations and other terms of this bond, agrees with the Insured, in accordance with the Insuring Agreements hereof to which an amount of insurance is applicable as set forth in Item 3 of the Declarations and with respect to loss sustained by the Insured at any time but discovered during the Bond Period, to indemnify and hold harmless the Insured for:

                               INSURING AGREEMENTS

(A)  FIDELITY

     Loss resulting from any dishonest or fraudulent act(s), including Larceny or Embezzlement, committed by an Employee, committed anywhere and whether committed alone or in collusion with others, including loss of Property resulting from such acts of an Employee, which Property is held by the
     Insured for any purpose or in any capacity and whether so held gratuitously or not and whether or not the Insured is liable therefor.

     Dishonest or fraudulent act(s) as used in this Insuring Agreement shall mean only dishonest or fraudulent act(s) committed by such Employee with the manifest intent:

     (a)  to cause the Insured to sustain such loss; and

     (b)  to obtain financial benefit for the Employee, or for any other Person or organization intended by the Employee to receive such benefit, other than salaries, commissions, fees, bonuses, promotions, awards, profit sharing, pensions or other employee benefits earned in the normal course of employment.

(B)  AUDIT EXPENSE

     Expense incurred by the Insured for that part of the costs of audits or examinations required by any governmental regulatory authority to be conducted either by such authority or by an independent accountant by reason of the discovery of loss sustained by the Insured through any dishonest or fraudulent act(s), including Larceny or Embezzlement, of any of the Employees. The total liability of the Underwriter for such expense by reason of such acts of any Employee or in which such Employee is concerned or implicated or with respect to any one audit or examination is limited to the amount stated opposite Audit Expense in Item 3 of the
     Declarations; it being understood, however, that such expense shall be deemed to be a loss sustained by the Insured through any dishonest or fraudulent act(s), including Larceny or Embezzlement, of one or more of the
     Employees, and the liability under this paragraph shall be in addition to the Limit of Liability stated in Insuring Agreement (A) in Item 3 of the
     Declarations.

(C)  ON PREMISES

     Loss of Property (occurring with or without negligence or violence) through robbery, burglary, Larceny, theft, holdup, or other fraudulent means, misplacement, mysterious unexplainable disappearance, damage thereto or destruction thereof, abstraction or removal from the possession, custody or control of the Insured, and loss of subscription, conversion, redemption or deposit privileges through the misplacement or loss of Property, while the
     Property is (or is supposed or believed by the Insured to be) lodged or deposited within any offices or premises located anywhere, except in an office listed in Item 4 of the Declarations or amendment thereof or in the mail or with a carrier for hire, other than an armored motor vehicle company, for the purpose of transportation.

                              Office and Equipment

     (1)  loss of or damage to furnishings, fixtures, stationery, supplies or equipment, within any of the Insured's offices covered under this bond caused by Larceny or theft in, or by burglary, robbery or hold-up of, such office, or attempt thereat, or by vandalism or malicious mischief; or

     (2)  loss through damage to any such office by Larceny or theft in, or by burglary, robbery or hold-up of, such office, or attempt thereat, or to the interior of any such office by vandalism or malicious mischief provided, in any event, that the Insured is the owner of such offices, furnishings, fixtures, stationery, supplies or equipment or is legally liable for such loss or damage always excepting, however, all loss or damage through fire.

(D)  IN TRANSIT

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     Loss of Property (occurring with or without negligence or violence) through robbery, Larceny, theft, hold-up, misplacement, mysterious unexplainable disappearance, being lost or otherwise made away with, damage thereto or destruction thereof, and loss of subscription, conversion, redemption or deposit privileges through the misplacement or loss of Property, while the
     Property is in transit anywhere in the custody of any person or persons acting as messenger, except while in the mail or with a carrier for hire, other than an armored motor vehicle company, for the purpose of transportation, such transit to begin immediately upon receipt of such
     Property by the transporting person or persons, and to end immediately upon delivery thereof at destination.

(E)  FORGERY OR ALTERATION

     Loss through Forgery or alteration of or on:

     (1)  any bills of exchange, checks, drafts, acceptances, certificates of deposit, promissory notes, or other written promises, orders or directions to pay sums certain in money, due bills, money orders, warrants, orders upon public treasuries, letters of credit; or

     (2)  other written instructions, advices or applications directed to the
          Insured, authorizing or acknowledging the transfer, payment, delivery or receipt of funds or Property, which instructions, advices or applications purport to have been signed or endorsed by any:

          (a)  customer of the Insured, or

          (b)  shareholder or subscriber to shares, whether certificated or uncertificated, of any Investment Company, or

          (c)  financial or banking institution or stockbroker,

          but which instructions, advices or applications either bear the forged signature or endorsement or have been altered without the knowledge and consent of such customer, shareholder or subscriber to shares, or financial or banking institution or stockbroker; or

     (3)  withdrawal orders or receipts for the withdrawal of funds or Property, or receipts or certificates of deposit for Property and bearing the name of the Insured as issuer, or of another Investment Company for which the Insured acts as agent,

     excluding, however, any loss covered under Insuring Agreement (F) hereof whether or not coverage for Insuring Agreement (F) is provided for in the
     Declarations of this bond.

     Any check or draft (a) made payable to a fictitious payee and endorsed in the name of such fictitious payee or (b) procured in a transaction with the maker or drawer thereof or with one acting as an agent of such maker or drawer or anyone impersonating another and made or drawn payable to the one so impersonated and endorsed by anyone other than the one impersonated, shall be deemed to be forged as to such endorsement.

     Mechanically reproduced facsimile signatures are treated the same as handwritten signatures.

(F)  SECURITIES

     Loss sustained by the Insured, including loss sustained by reason of a violation of the constitution by-laws, rules or regulations of any Self
     Regulatory Organization of which the Insured is a member or which would have been imposed upon the Insured by the constitution, by-laws, rules or regulations of any Self Regulatory Organization if the Insured had been a member thereof,

     (1)  through the Insured's having, in good faith and in the course of business, whether for its own account or for the account of others, in any representative, fiduciary, agency or any other capacity, either gratuitously or otherwise, purchased or otherwise acquired, accepted or received, or sold or delivered, or given any value, extended any credit or assumed any liability, on the faith of, or otherwise acted upon, any securities, documents or other written instruments which prove to have been:

          (a)  counterfeited, or

          (b)  forged as to the signature of any maker, drawer, issuer, endorser, assignor, lessee, transfer agent or registrar,
               acceptor, surety or guarantor or as to the signature of any person signing in any other capacity, or

          (c)  raised or otherwise altered, or lost, or stolen, or

     (2)  through the Insured's having, in good faith and in the course of business, guaranteed in writing or witnessed any signatures whether for valuable consideration or not and whether or not such guaranteeing or witnessing is ultra vires the Insured, upon any transfers,

ICB005 Ed. 7-04
(C) 2004 The St. Paul Travelers Companies, Inc. All Right Reserved

                                     2 of 12

          assignments, bills of sale, powers of attorney, guarantees, endorsements or other obligations upon or in connection with any securities, documents or other written instruments and which pass or purport to pass title to such securities, documents or other written instruments; excluding losses caused by Forgery or alteration of, on or in those instruments covered under Insuring Agreement (E) hereof.

     Securities, documents or other written instruments shall be deemed to mean original (including original counterparts) negotiable or non-negotiable agreements which in and of themselves represent an equitable interest, ownership, or debt, including an assignment thereof, which instruments are, in the ordinary course of business, transferable by delivery of such agreements with any necessary endorsement or assignment.

     The word "counterfeited" as used in this Insuring Agreement shall be deemed to mean any security, document or other written instrument which is intended to deceive and to be taken for an original.

     Mechanically reproduced facsimile signatures are treated the same as handwritten signatures.

(G)  COUNTERFEIT CURRENCY

     Loss through the receipt by the Insured, in good faith, of any counterfeited money orders or altered paper currencies or coin of the
     United States of America or Canada issued or purporting to have been issued by the United States of America or Canada or issued pursuant to a United
     States of America or Canada statute for use as currency.

(H)  STOP PAYMENT

     Loss against any and all sums which the Insured shall become obligated to pay by reason of the liability imposed upon the Insured by law for damages:

          For having either complied with or failed to comply with any written notice of any customer, shareholder or subscriber of the Insured or any Authorized Representative of such customer, shareholder or subscriber to stop payment of any check or draft made or drawn by such customer, shareholder or subscriber or any Authorized Representative of such customer, shareholder or subscriber, or

          For having refused to pay any check or draft made or drawn by any customer, shareholder or subscriber of the Insured or any Authorized
          Representative of such customer, shareholder or subscriber.

(I)  UNCOLLECTIBLE ITEMS OF DEPOSIT

     Loss resulting from payments of dividends or fund shares, or withdrawals permitted from any customer's, shareholder's, or subscriber's account based upon Uncollectible Items of Deposit of a customer, shareholder or subscriber credited by the Insured or the Insured's agent to such customer's, shareholder's or subscriber's Mutual Fund Account; or loss resulting from an Item of Deposit processed through an Automated Clearing
     House which is reversed by the customer, shareholder or subscriber and deemed uncollectible by the Insured.

     Loss includes dividends and interest accrued not to exceed 15% of the
     Uncollectible Items which are deposited.

     This Insuring Agreement applies to all Mutual Funds with "exchange privileges" if all Fund(s) in the exchange program are insured by the
     Underwriter for Uncollectible Items of Deposit. Regardless of the number of transactions between Fund(s), the minimum number of days of deposit within the Fund(s) before withdrawal as declared in the Fund(s) prospectus shall begin from the date a deposit was first credited to any Insured Fund(s).

                               GENERAL AGREEMENTS

A.   ADDITIONAL OFFICES OR EMPLOYEES - CONSOLIDATION OR MERGER - NOTICE

     (1)  If the Insured shall, while this bond is in force, establish any additional office or offices, such offices shall be automatically covered hereunder from the dates of their establishment, respectively.
          No notice to the Underwriter of an increase during any premium period in the number of offices or in the number of Employees at any of the offices covered hereunder need be given and no additional premium need be paid for the remainder of such premium period.

     (2)  If an Investment Company, named as Insured herein, shall, while this bond is in force, merge or consolidate with, or purchase the assets of another institution, coverage for such acquisition shall apply automatically

ICB005 Ed. 7-04
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                                     3 of 12

          from the date of acquisition. The Insured shall notify the Underwriter of such acquisition within 60 days of said date, and an additional premium shall be computed only if such acquisition involves additional offices or employees.

B.   WARRANTY

     No statement made by or on behalf of the Insured, whether contained in the application or otherwise, shall be deemed to be a warranty of anything except that it is true to the best of the knowledge and belief of the person making the statement.

C.   COURT COSTS AND ATTORNEYS' FEES

     (Applicable to all Insuring Agreements or Coverages now or hereafter forming part of this bond)

     The Underwriter will indemnify the Insured against court costs and reasonable attorneys' fees incurred and paid by the Insured in defense, whether or not successful, whether or not fully litigated on the merits and whether or not settled, of any suit or legal proceeding brought against the
     Insured to enforce the Insured's liability or alleged liability on account of any loss, claim or damage which, if established against the Insured, would constitute a loss sustained by the Insured covered under the terms of this bond provided, however, that with respect to Insuring Agreement (A)
     this indemnity shall apply only in the event that:

     (1)  an Employee admits to being guilty of any dishonest or fraudulent act(s), including Larceny or Embezzlement; or

     (2)  an Employee is adjudicated to be guilty of any dishonest or fraudulent act(s), including Larceny or Embezzlement;

     (3)  in the absence of (1) or (2) above an arbitration panel agrees, after a review of an agreed statement of facts, that an Employee would be found guilty of dishonesty if such Employee were prosecuted.

     The Insured shall promptly give notice to the Underwriter of any such suit or legal proceedings and at the request of the Underwriter shall furnish it with copies of all pleadings and other papers therein. At the Underwriter's election the Insured shall permit the Underwriter to conduct the defense of such suit or legal proceeding, in the Insured's name, through attorneys of the Underwriter's selection. In such event, the Insured shall give all reasonable information and assistance which the Underwriter shall deem necessary to the proper defense of such suit or legal proceeding.

     If the amount of the Insured's liability or alleged liability is greater than the amount recoverable under this bond, or if a Deductible Amount is applicable, or both, the liability of the Underwriter under this General
     Agreement is limited to the proportion of court costs and attorneys' fees incurred and paid by the Insured or by the Underwriter that the amount recoverable under this bond bears to the total of such amount plus the amount which is not so recoverable. Such indemnity shall be in addition to the Limit of Liability for the applicable Insuring Agreement or Coverage.

D.   FORMER EMPLOYEE

     Acts of an Employee, as defined in this bond, are covered under Insuring
     Agreement (A) only while the Employee is in the Insured's employ. Should loss involving a former Employee of the Insured be discovered subsequent to the termination of employment, coverage would still apply under Insuring
     Agreement (A) if the direct proximate cause of the loss occurred while the former Employee performed duties within the scope of his/her employment.

                  THE FOREGOING INSURING AGREEMENTS AND GENERAL
                     AGREEMENTS ARE SUBJECT TO THE FOLLOWING
                           CONDITIONS AND LIMITATIONS:

SECTION 1. DEFINITIONS

The following terms, as used in this bond have the respective meanings stated in this Section:

(a)  "Employee" means:

     (1)  any of the Insured's officers, partners, or employees, and

     (2)  any of the officers or employees of any predecessor of the Insured whose principal assets are acquired by the Insured by consolidation or merger with, or purchase of assets or capital stock of, such predecessor, and

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                                     4 of 12

     (3)  attorneys retained by the Insured to perform legal services for the
          Insured and the employees of such attorneys while such attorneys or employees of such attorneys are performing such services for the
          Insured, and

     (4)  guest students pursuing their studies or duties in any of the
          Insured's offices, and

     (5)  directors or trustees of the Insured, the investment advisor, underwriter (distributor), transfer agent, or shareholder accounting record keeper, or administrator authorized by written agreement to keep financial and/or other required records, but only while performing acts coming within the scope of the usual duties of an officer or employee or while acting as a member of any committee duly elected or appointed to examine or audit or have custody of or access to the Property of the Insured, and

     (6)  any individual or individuals assigned to perform the usual duties of an employee within the premises of the Insured, by contract, or by any agency furnishing temporary personnel on a contingent or parttime basis, and

     (7)  each natural person, partnership or corporation authorized by written agreement with the Insured to perform services as electronic data processor of checks or other accounting records of the Insured, but excluding any such processor who acts as transfer agent or in any other agency capacity in issuing checks, drafts or securities for the
          Insured, unless included under sub-section (9) hereof, and

     (8)  those persons so designated in Section 15, Central Handling of
          Securities, and

     (9)  any officer, partner, or Employee of:

          (a)  an investment advisor,

          (b)  an underwriter (distributor),

          (c)  a transfer agent or shareholder accounting record-keeper, or

          (d)  an administrator authorized by written agreement to keep financial and/or other required records,

     for an Investment Company named as Insured while performing acts coming within the scope of the usual duties of an officer or Employee of any investment Company named as Insured herein, or while acting as a member of any committee duly elected or appointed to examine or audit or have custody of or access to the Property of any such Investment Company, provided that only Employees or partners of a transfer agent, shareholder accounting record-keeper or administrator which is an affiliated person, as defined in the Investment Company Act of 1940, of an Investment Company named as
     Insured or is an affiliated person of the advisor, underwriter or administrator of such Investment Company, and which is not a bank, shall be included within the definition of Employee.

     Each employer of temporary personnel or processors as set forth in sub-sections (6) and (7) of Section 1(a) and their partners, officers and employees shall collectively be deemed to be one person for all the purposes of this bond, excepting, however, the last paragraph of Section
     13.

     Brokers, or other agents under contract or representatives of the same general character shall not be considered Employees.

(b)  "Property" means money (i.e. currency, coin, bank notes, Federal Reserve notes), postage and revenue stamps, U.S. Savings Stamps, bullion, precious metals of all kinds and in any form and articles made therefrom, jewelry, watches, necklaces, bracelets, gems, precious and semi-precious stones, bonds, securities, evidences of debts, debentures, scrip, certificates, interim receipts, warrants, rights, puts, calls, straddles, spreads, transfers, coupons, drafts, bills of exchange, acceptances, notes, checks, withdrawal orders, money orders, warehouse receipts, bills of lading, conditional sales contracts, abstracts of title, insurance policies, deeds, mortgages under real estate and/or chattels and upon interests therein, and assignments of such policies, mortgages and instruments, and other valuable papers, including books of account and other records used by the Insured in the conduct of its business, and all other instruments similar to or in the nature of the foregoing including Electronic Representations of such instruments enumerated above (but excluding all data processing records) in which the Insured has an interest or in which the Insured acquired or should have acquired an interest by reason of a predecessor's declared financial condition at the time of the Insured's consolidation or merger with, or purchase of the principal assets of, such predecessor or which are held by the Insured for any purpose or in any capacity and whether so held gratuitously or not and whether or not the Insured is liable therefor.

(c)  "Forgery" means the signing of the name of another with intent to deceive;
     it does not

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                                     5 of 12

     include the signing of one's own name with or without authority, in any capacity, for any purpose.

(d)  "Larceny and Embezzlement" as it applies to any named Insured means those acts as set forth in Section 37 of the Investment Company Act of 1940.

(e)  "Items of Deposit" means any one or more checks and drafts. Items of
     Deposit shall not be deemed uncollectible until the Insured's collection procedures have failed.

SECTION 2. EXCLUSIONS THIS BOND, DOES NOT COVER:

     (a)  loss effected directly or indirectly by means of forgery or alteration of, on or in any instrument, except when covered by Insuring Agreement
          (A), (E), (F) or (G).

     (b)  loss due to riot or civil commotion outside the United States of
          America and Canada; or loss due to military, naval or usurped power, war or insurrection unless such loss occurs in transit in the circumstances recited in Insuring Agreement (D), and unless, when such transit was initiated, there was no knowledge of such riot, civil commotion, military, naval or usurped power, war or insurrection on the part of any person acting for the Insured in initiating such transit.

     (c)  loss, in time of peace or war, directly or indirectly caused by or resulting from the effects of nuclear fission or fusion or radioactivity; provided, however, that this paragraph shall not apply to loss resulting from industrial uses of nuclear energy.

     (d)  loss resulting from any wrongful act or acts of any person who is a member of the Board of Directors of the Insured or a member of any equivalent body by whatsoever name known unless such person is also an
          Employee or an elected official, partial owner or partner of the
          Insured in some other capacity, nor, in any event, loss resulting from the act or acts of any person while acting in the capacity of a member of such Board or equivalent body.

     (e)  loss resulting from the complete or partial non-payment of, or default upon, any loan or transaction in the nature of, or amounting to, a loan made by or obtained from the Insured or any of its partners, directors or Employees, whether authorized or unauthorized and whether procured in good faith or through trick, artifice fraud or false pretenses, unless such loss is covered under Insuring Agreement (A),
          (E) or (F).

     (f)  loss resulting from any violation by the Insured or by any Employee:

          (1)  of law regulating (a) the issuance, purchase or sale of securities, (b) securities transactions upon Security Exchanges or over the counter market, (c) Investment Companies, or (d)
               Investment Advisors, or

          (2)  of any rule or regulation made pursuant to any such law.

          unless such loss, in the absence of such laws, rules or regulations, would be covered under Insuring Agreements (A) or (E).

     (g)  loss of Property or loss of privileges through the misplacement or loss of Property as set forth in Insuring Agreement (C) or (D) while the Property is in the custody of any armored motor vehicle company, unless such loss shall be in excess of the amount recovered or received by the Insured under (a) the Insured's contract with said armored motor vehicle company, (b) insurance carried by said armored motor vehicle company for the benefit of users of its service, and (c)
          all other insurance and indemnity in force in whatsoever form carried by or for the benefit of users of said armored motor vehicle company's service, and then this bond shall cover only such excess.

     (h)  potential income, including but not limited to interest and dividends, not realized by the Insured because of a loss covered under this bond, except as included under Insuring Agreement (I).

     (i)  all damages of any type for which the Insured is legally liable, except direct compensatory damages arising from a loss covered under this bond.

     (j)  loss through the surrender of Property away from an office of the
          Insured as a result of a threat:

          (1)  to do bodily harm to any person, except loss of Property in transit in the custody of any person acting as messenger provided that when such transit was initiated there was no knowledge by the Insured of any such threat, or

          (2)  to do damage to the premises or Property of the Insured, except when covered under Insuring Agreement (A).

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     (k)  all costs, fees and other expenses incurred by the Insured in establishing the existence of or amount of loss covered under this bond unless such indemnity is provided for under Insuring Agreement
          (B).

     (l)  loss resulting from payments made or withdrawals from the account of a customer of the Insured, shareholder or subscriber to shares involving funds erroneously credited to such account, unless such payments are made to or withdrawn by such depositors or representative of such person, who is within the premises of the drawee bank of the Insured or within the office of the Insured at the time of such payment or withdrawal or unless such payment is covered under Insuring Agreement
          (A).

     (m)  any loss resulting from Uncollectible Items of Deposit which are drawn from a financial institution outside the fifty states of the United
          States of America, District of Columbia, and territories and possessions of the United States of America, and Canada.

SECTION 3. ASSIGNMENT OF RIGHTS

This bond does not afford coverage in favor of any Employers of temporary personnel or of processors as set forth in sub-sections (6) and (7) of Section
1(a) of this bond, as aforesaid, and upon payment to the Insured by the
Underwriter on account of any loss through dishonest or fraudulent act(s)
including Larceny or Embezzlement committed by any of the partners, officers or employees of such Employers, whether acting alone or in collusion with others, an assignment of such of the Insured's rights and causes of action as it may have against such Employers by reason of such acts so committed shall, to the extent of such payment, be given by the Insured to the Underwriter, and the
Insured shall execute all papers necessary to secure to the Underwriter the rights herein provided for.

SECTION 4. LOSS - NOTICE - PROOF - LEGAL PROCEEDINGS

This bond is for the use and benefit only of the Insured named in the
Declarations and the Underwriter shall not be liable hereunder for loss sustained by anyone other than the Insured unless the Insured, in its sole discretion and at its option, shall include such loss in the Insured's proof of loss. At the earliest practicable moment after discovery of any loss hereunder the Insured shall give the Underwriter written notice thereof and shall also within six months after such discovery furnish to the Underwriter affirmative proof of loss with full particulars. If claim is made under this bond for loss of securities or shares, the Underwriter shall not be liable unless each of such securities or shares is identified in such proof of loss by a certificate or bond number or, where such securities or shares are uncertificated, by such identification means as agreed to by the Underwriter. The Underwriter shall have thirty days after notice and proof of loss within which to investigate the claim, but where the loss is clear and undisputed, settlement shall be made within forty-eight hours; and this shall apply notwithstanding the loss is made up wholly or in part of securities of which duplicates may be obtained. Legal proceedings for recovery of any loss hereunder shall not be brought prior to the expiration of sixty days after such proof of loss is filed with the Underwriter nor after the expiration of twenty-four months from the discovery of such loss, except that any action or proceedings to recover hereunder on account of any judgment against the Insured in any suit mentioned in General Agreement C or to recover attorneys' fees paid in any such suit, shall be begun within twentyfour months from the date upon which the judgment in such suit shall become final. If any limitation embodied in this bond is prohibited by any law controlling the construction hereof, such limitation shall be deemed to be amended so as to be equal to the minimum period of limitation permitted by such law.

     Discovery occurs when the Insured:

     (a)  becomes aware of facts, or

     (b)  receives written notice of an actual or potential claim by a third party which alleges that the Insured is liable under circumstances,

which would cause a reasonable person to assume that a loss covered by the bond has been or will be incurred even though the exact amount or details of loss may not be then known.

SECTION 5. VALUATION OF PROPERTY

The value of any Property, except books of accounts or other records used by the
Insured in the conduct of its business, for the loss of which a claim shall be made hereunder, shall be determined by the average market value of such Property on the business day next preceding the discovery of such loss; provided, however, that the value of any Property replaced by the Insured prior to the payment of claim therefor shall be the actual market value at the time of replacement; and further provided that in case of a loss or misplacement of interim certificates, warrants, rights, or other securities, the production of which is necessary to the exercise of subscription, conversion, redemption or deposit privileges, the value thereof shall be the market value of such privileges

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immediately preceding the expiration thereof if said loss or misplacement is not discovered until after their expiration. If no market price is quoted for such
Property or for such privileges, the value shall be fixed by agreement between the parties or by arbitration.

In case of any loss or damage to Property consisting of books of accounts or other records used by the Insured in the conduct of its business, the
Underwriter shall be liable under this bond only if such books or records are actually reproduced and then for not more than the cost of blank books, blank pages or other materials plus the cost of labor for the actual transcription or copying of data which shall have been furnished by the Insured in order to reproduce such books and other records.

SECTION 6. VALUATION OF PREMISES AND FURNISHINGS

In case of damage to any office of the Insured, or loss of or damage to the furnishings, fixtures, stationery, supplies, equipment, safes or vaults therein, the Underwriter shall not be liable for more than the actual cash value thereof, or for more than the actual cost of their replacement or repair. The Underwriter may, at its election, pay such actual cash value or make such replacement or repair. If the underwriter and the Insured cannot agree upon such cash value or such cost of replacement or repair, such shall be determined by arbitration.

SECTION 7. LOST SECURITIES

If the Insured shall sustain a loss of securities the total value of which is in excess of the limit stated in Item 3 of the Declarations of this bond, the liability of the Underwriter shall be limited to payment for, or duplication of, securities having value equal to the limit stated in Item 3 of the Declarations of this bond.

If the Underwriter shall make payment to the Insured for any loss of securities, the Insured shall thereupon assign to the Underwriter all of the Insured's rights, title and interest in and to said securities.

With respect to securities the value of which do not exceed the Deductible
Amount (at the time of the discovery of the loss) and for which the Underwriter may at its sole discretion and option and at the request of the Insured issue a
Lost Instrument Bond or Bonds to effect replacement thereof, the Insured will pay the usual premium charged therefor and will indemnify the Underwriter against all loss or expense that the Underwriter may sustain because of the issuance of such Lost Instrument Bond or Bonds.

With respect to securities the value of which exceeds the Deductible Amount (at the time of discovery of the loss) and for which the Underwriter may issue or arrange for the issuance of a Lost Instrument Bond or Bonds to effect replacement thereof, the Insured agrees that it will pay as premium therefor a proportion of the usual premium charged therefor, said proportion being equal to the percentage that the Deductible Amount bears to the value of the securities upon discovery of the loss, and that it will indemnify the issuer of said Lost
Instrument Bond or Bonds against all loss and expense that is not recoverable from the Underwriter under the terms and conditions of this Investment Company
Blanket Bond subject to the Limit of Liability hereunder.

SECTION 8. SALVAGE

in case of recovery, whether made by the Insured or by the Underwriter, on account of any loss in excess of the Limit of Liability hereunder plus the
Deductible Amount applicable to such loss, from any source other than suretyship, insurance, reinsurance, security or indemnity taken by or for the benefit of the Underwriter, the net amount of such recovery, less the actual costs and expenses of making same, shall be applied to reimburse the Insured in full for the excess portion of such loss, and the remainder, if any, shall be paid first in reimbursement of the Underwriter and thereafter in reimbursement of the Insured for that part of such loss within the Deductible Amount. The
Insured shall execute all necessary papers to secure to the Underwriter the rights provided for herein.

SECTION 9. NON-REDUCTION AND NONACCUMULATION OF LIABILITY AND TOTAL LIABILITY

At all times prior to termination hereof, this bond shall continue in force for the limit stated in the applicable sections of Item 3 of the Declarations of this bond notwithstanding any previous loss for which the Underwriter may have paid or be liable to pay hereunder; PROVIDED, however, that regardless of the number of years this bond shall continue in force and the number or premiums which shall be payable or paid, the liability of the Underwriter under this bond with respect to all loss resulting from:

     (a)  any one act of burglary, robbery or holdup, or attempt thereat, in which no Partner or Employee is concerned or implicated shall be deemed to be one loss, or

     (b)  any one unintentional or negligent act on the part of any other person resulting in damage to or destruction or misplacement of Property, shall be deemed to be one loss, or

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     (c)  all wrongful acts, other than those specified in (a) above, of any one person shall be deemed to be one loss, or

     (d)  all wrongful acts, other than those specified in (a) above, of one or more persons (which dishonest act(s) or act(s) of Larceny or
          Embezzlement include, but are not limited to, the failure of an
          Employee to report such acts of others) whose dishonest act or acts intentionally or unintentionally, knowingly or unknowingly, directly or indirectly, aid or aids in any way, or permits the continuation of, the dishonest act or acts of any other person or persons shall be deemed to be one loss with the act or acts of the persons aided, or

     (e)  any one casualty or event other than those specified in (a), (b), (c)
          or (d) preceding, shall be deemed to be one loss, and

shall be limited to the applicable Limit of Liability stated in Item 3 of the
Declarations of this bond irrespective of the total amount of such loss or losses and shall not be cumulative in amounts from year to year or from period to period.

Sub-section (c) is not applicable to any situation to which the language of sub-section (d) applies.

SECTION 10. LIMIT OF LIABILITY

With respect to any loss set forth in the PROVIDED clause of Section 9 of this bond which is recoverable or recovered in whole or in part under any other bonds or policies issued by the Underwriter to the Insured or to any predecessor in interest of the Insured and terminated or cancelled or allowed to expire and in which the period of discovery has not expired at the time any such loss thereunder is discovered, the total liability of the Underwriter under this bond and under other bonds or policies shall not exceed, in the aggregate, the amount carried hereunder on such loss or the amount available to the Insured under such other bonds or policies, as limited by the terms and conditions thereof, for any such loss if the latter amount be the larger.

SECTION 11. OTHER INSURANCE

If the Insured shall hold, as indemnity against any loss covered hereunder, any valid and enforceable insurance or suretyship, the Underwriter shall be liable hereunder only for such amount of such loss which is in excess of the amount of such other insurance or suretyship, not exceeding, however, the Limit of
Liability of this bond applicable to such loss.

SECTION 12. DEDUCTIBLE

The Underwriter shall not be liable under any of the Insuring Agreements of this bond on account of loss as specified, respectively, in sub-sections (a), (b),
(c), (d) and (e) of Section 9, NON-REDUCTION AND NON- ACCUMULATION OF LIABILITY
AND TOTAL LIABILITY, unless the amount of such loss, after deducting the net amount of all reimbursement and/or recovery obtained or made by the Insured, other than from any bond or policy of insurance issued by an insurance company and covering such loss, or by the Underwriter on account thereof prior to payment by the Underwriter of such loss, shall exceed the Deductible Amount set forth in Item 3 of the Declarations hereof (herein called Deductible Amount), and then for such excess only, but in no event for more than the applicable
Limit of Liability stated in Item 3 of the Declarations.

The Insured will bear, in addition to the Deductible Amount, premiums on Lost
Instrument Bonds as set forth in Section 7.

There shall be no deductible applicable to any loss under Insuring Agreement A sustained by any Investment Company named as Insured herein.

SECTION 13. TERMINATION

The Underwriter may terminate this bond as an entirety by furnishing written notice specifying the termination date, which cannot be prior to 60 days after the receipt of such written notice by each Investment Company named as Insured and the Securities and Exchange Commission, Washington, D.C. The Insured may
terminate this bond as an entirety by furnishing written notice to the
Underwriter. When the Insured cancels, the Insured shall furnish written notice to the Securities and Exchange Commission, Washington, D.C., prior to 60 days before the effective date of the termination. The Underwriter shall notify all other Investment Companies named as Insured of the receipt of such termination notice and the termination cannot be effective prior to 60 days after receipt of written notice by all other Investment Companies. Premiums are earned until the termination date as set forth herein.

This Bond will terminate as to any one Insured immediately upon taking over of such Insured by a receiver or other liquidator or by State or Federal officials, or immediately upon the filing of a petition under any State or Federal statute relative to bankruptcy or reorganization of the Insured, or assignment for the benefit of creditors of the Insured, or immediately upon such Insured ceasing to exist, whether through merger into another entity, or by disposition of all of its assets.

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The Underwriter shall refund the unearned premium computed at short rates in accordance with the standard short rate cancellation tables if terminated by the
Insured or pro rata if terminated for any other reason.

     This Bond shall terminate:

     (a)  as to any Employee as soon as any partner, officer or supervisory
          Employee of the Insured, who is not in collusion with such Employee, shall learn of any dishonest or fraudulent act(s), including Larceny or Embezzlement on the part of such Employee without prejudice to the loss of any Property then in transit in the custody of such Employee
          (see Section 16(d)), or

     (b)  as to any Employee 60 days after receipt by each Insured and by the
          Securities and Exchange Commission of a written notice from the
          Underwriter of its desire to terminate this bond as to such Employee,
          or

     (c)  as to any person, who is a partner, officer or employee of any
          Electronic Data Processor covered under this bond, from and after the time that the Insured or any partner or officer thereof not in collusion with such person shall have knowledge or information that such person has committed any dishonest or fraudulent act(s), including Larceny or Embezzlement in the service of the Insured or otherwise, whether such act be committed before or after the time this bond is effective.

SECTION 14. RIGHTS AFTER TERMINATION OR CANCELLATION

At any time prior to the termination or cancellation of this bond as an entirety, whether by the Insured or the Underwrite, the Insured may give the
Underwriter notice that it desires under this bond an additional period of 12 months within which to discover loss sustained by the Insured prior to the effective date of such termination or cancellation and shall pay an additional premium therefor.

Upon receipt of such notice from the Insured, the Underwriter shall give its written consent thereto; provided, however, that such additional period of time shall terminate immediately:

     (a)  on the effective date of any other insurance obtained by the Insured, its successor in business or any other party, replacing in whole or in part the insurance afforded by this bond, whether or not such other insurance provides coverage for loss sustained prior to its effective date, or

     (b)  upon takeover of the Insured's business by any State or Federal official or agency, or by any receiver or liquidator, acting or appointed for this purpose without the necessity of the Underwriter giving notice of such termination. In the event that such additional period of time is terminated, as provided above, the Underwriter shall refund any unearned premium.

The right to purchase such additional period for the discovery of loss may not be exercised by any State or Federal official or agency, or by a receiver or liquidator, acting or appointed to take over the Insured's business for the operation or for the liquidation thereof or for any purpose.

SECTION 15. CENTRAL HANDLING OF SECURITIES

Securities included in the system for the central handling of securities established and maintained by Depository Trust Company, Midwest Depository Trust
Company, Pacific Securities Depository Trust Company, and Philadelphia
Depository Trust Company, hereinafter called Corporations, to the extent of the
Insured's interest therein as effected by the making of appropriate entries on the books and records of such Corporations shall be deemed to be Property.

The words "Employee" and 'Employees" shall be deemed to include the officers, partners, clerks and other employees of the New York Stock Exchange, Boston
Stock Exchange, Midwest Stock Exchange, Pacific Stock Exchange and Philadelphia
Stock Exchange, hereinafter called Exchanges, and of the above named
Corporations, and of any nominee in whose name is registered any security included within the systems for the central handling of securities established and maintained by such Corporations, and any employee or any recognized service company, while such officers, partners, clerks and other employees and employees of service companies perform services for such Corporations in the operation of such systems. For the purpose of the above definition a recognized service company shall be any company providing clerks or other personnel to the said
Exchanges or Corporations on a contract basis.

The Underwriter shall not be liable on account of any loss(es) in connection with the central handling of securities within the systems established and maintained by such Corporations, unless such loss(es) shall be in excess of the amount(s) recoverable or recovered under any bond or policy of insurance indemnifying such Corporations against such loss(es), and then the Underwriter shall be liable hereunder

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only for the Insured's share of such excess loss(es), but in no event for more than the Limit of Liability applicable hereunder.

For the purpose of determining the Insured's share of excess loss(es) it shall be deemed that the Insured has an interest in any certificate representing any security included within such systems equivalent to the interest the Insured then has in all certificates representing the same security included within such systems and that such Corporations shall use their best judgment in apportioning the amount(s) recoverable or recovered under any bond or policy of insurance indemnifying such corporations against such loss(es) in connection with the central handling of securities within such systems among all those having an interest as recorded by appropriate entries in the books and records of such
Corporations in Property involved in such loss(es) on the basis that each such interest shall share in the amount(s) so recoverable or recovered in the ratio that the value of each such interest bears to the total value all such interests and that the Insured's share of such excess loss(es) shall be the amount of the
Insured's interest in such Property in excess of the amount(s) so apportioned to the Insured by such Corporations.

This bond does not afford coverage in favor of such Corporations or Exchanges or any nominee in whose name is registered any security included within the systems for the central handling of securities established and maintained by such
Corporations, and upon payment to the Insured by the Underwriter on account of any loss(es) within the systems, an assignment of such of the Insured's rights and causes of action as it may have against such Corporations or Exchanges shall to the extent of such payment, be given by the Insured to the Underwriter, and the Insured shall execute all papers necessary to secure the Underwriter the rights provided for herein.

SECTION 16. ADDITIONAL COMPANIES INCLUDED AS INSURED

If more than one corporation, co-partnership or person or any combination of them be included as the Insured herein:

     (a)  the total liability of the Underwriter hereunder for loss or losses sustained by any one or more or all of them shall not exceed the limit for which the Underwriter would be liable hereunder if all such loss were sustained by any one of them;

     (b)  the one first named herein shall be deemed authorized to make, adjust and receive and enforce payment of all claims hereunder and shall be deemed to be the agent of the others for such purposes and for the giving or receiving of any notice required or permitted to be given by the terms hereof, provided that the Underwriter shall furnish each named Investment Company with a copy of the bond and with any amendment thereto, together with a copy of each formal filing of the settlement of each such claim prior to the execution of such settlement;

     (c)  the Underwriter shall not be responsible for the proper application of any payment made hereunder to said first named Insured;

     (d)  knowledge possessed or discovery made by any partner, officer of supervisory Employee of any Insured shall for the purposes of Section
          4 and Section 13 of this bond constitute knowledge or discovery by all the Insured; and

     (e)  if the first named Insured ceases for any reason to be covered under this bond, then the Insured next named shall thereafter be considered as the first, named Insured for the purposes of this bond.

SECTION 17. NOTICE AND CHANGE OF CONTROL

Upon the Insured obtaining knowledge of a transfer of its outstanding voting securities which results in a change in control (as set forth in Section 2(a)
(9) of the Investment Company Act of 1940) of the Insured, the Insured shall within thirty (30) days of such knowledge give written notice to the Underwriter setting forth:

     (a)  the names of the transferors and transferees (or the names of the beneficial owners if the voting securities are requested in another name), and

     (b)  the total number of voting securities owned by the transferors and the transferees (or the beneficial owners), both immediately before and after the transfer, and

     (c)  the total number of outstanding voting securities.

As used in this section, control means the power to exercise a controlling influence over the management or policies of the Insured.

Failing to give the required notice shall result in termination of coverage of this bond, effective upon the date of stock transfer for any loss in which any transferee is concerned or implicated.

Such notice is not required to be given in the case of an Insured which is an
Investment Company.

SECTION 18. CHANGE OR MODIFICATION

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This bond or any instrument amending or effecting same may not be changed or modified orally. No changes in or modification thereof shall be effective unless made by written endorsement issued to form a part hereof over the signature of the Underwriter's Authorized Representative. When a bond covers only one
Investment Company no change or modification which would adversely affect the rights of the Investment Company shall be effective prior to 60 days after written notification has been furnished to the Securities and Exchange
Commission, Washington, D.C., by the Insured or by the Underwriter. If more than one Investment Company is named as the Insured herein, the Underwriter shall give written notice to each Investment Company and to the Securities and
Exchange Commission, Washington, D.C., not less than 60 days prior to the effective date of any change or modification which would adversely affect the rights of such Investment Company.

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                            ENDORSEMENT OR RIDER NO.
         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

The following spaces preceded by an (*) need not be completed if this endorsement or rider and the Bond or Policy have the same inception date.

                                                   * EFFECTIVE DATE OF ENDORSEMENT OR RIDER
  ATTACHED TO AND FORMING    DATE ENDORSEMENT OR          12:01 A.M. STANDARD TIME AS
PART OF BOND OR POLICY NO.      RIDER EXECUTED          SPECIFIED IN THE BOND OR POLICY

         490PB1524                 04/05/07        04/01/07
-------------------------------------------------------------------------------------------
* ISSUED TO
THE KOREA FUND, INC.
-------------------------------------------------------------------------------------------

                                COMPUTER SYSTEMS

It is agreed that:

1.   The attached bond is amended by adding an additional Insuring Agreement as follows:

                      INSURING AGREEMENT J COMPUTER SYSTEMS

     Loss resulting directly from a fraudulent

     (1)  entry of data into, or

     (2)  change of data elements or program within a Computer System listed in the SCHEDULE below, provided the fraudulent entry or change causes

          (a)  Property to be transferred, paid or delivered,

          (b)  an account of the Insured, or of its customer, to be added, deleted, debited or credited, or

          (c)  an unauthorized account or a fictitious account to be debited or credited, and provided further, the fraudulent entry or change is made or caused by an individual acting with the manifest intent to

               (i)  cause the Insured to sustain a loss, and

               (ii) obtain financial benefit for that individual or for other persons intended by that individual to receive financial
                    benefit.

                                    SCHEDULE

ALL SYSTEMS UTILIZED BY THE INSURED

2.   As used in this Rider, Computer System means

          (a)  computers with related peripheral components, including storage components, wherever located,

          (b)  systems and applications software,

          (c)  terminal devices, and

          (d)  related communication networks

     by which data are electronically collected, transmitted, processed, stored and retrieved.

3.   In addition to the exclusions in the attached bond, the following exclusions are applicable to this Insuring Agreement:

          (a)  loss resulting directly or indirectly from the theft of confidential information, material or data; and

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          (b)  loss resulting directly or indirectly from entries or changes made by an individual authorized to have access to a Computer
               System who acts in good faith on instructions, unless such instructions are given to that individual by a software
               contractor (or by a partner, officer or employee thereof)
               authorized by the Insured to design, develop, prepare, supply, service, write or implement programs for the Insured's Computer
               System.

4.   The following portions of the attached bond are not applicable to this
     Rider:

          (a)  the portion preceding the Insuring Agreements which reads "at any time but discovered during the Bond Period";

          (b)  Section 9 NONREDUCTION AND NON-ACCUMULATION OF LIABILITY of the
               Conditions and Limitations; and

          (c)  Section 10 LIMIT OF LIABILITY of the Conditions and Limitations.

5.   The coverage afforded by this Rider applies only to loss discovered by the
     Insured during the period this Rider is in force.

6.   All loss or series of losses involving the fraudulent activity of one individual, or involving fraudulent activity, in which one individual is implicated, whether or not that individual is specifically identified, shall be treated as one loss. A series of losses involving unidentified individuals but arising from the same method of operation may be deemed by the Underwriter to involve the same individual and in that event shall be treated as one loss.

7.   The Limit of Liability for the coverage provided by this Rider shall be ONE
     MILLION TWO HUNDRED FIFTY THOUSAND Dollars ($1,250,000), it being understood, however, that such liability shall be a part of and not in addition to the Limit of Liability stated in Item 3 of the Declarations of the attached bond or any amendment thereof.

8.   The Underwriter shall be liable hereunder for the amount by which one loss exceeds the Deductible Amount applicable to the attached bond, but not in excess of the Limit of Liability stated above.

9.   If any loss is covered under this Insuring Agreement and any other Insuring
     Agreement or Coverage, the maximum amount payable for such loss shall not exceed the largest amount available under any one Insuring Agreement or
     Coverage.

10.  Coverage under this Rider shall terminate upon termination or cancellation of the bond to which this Rider is attached. Coverage under this Rider may also be terminated or canceled without canceling the bond as an entirety

     (a)  60 days after receipt by the Insured of written notice from the
          Underwriter of its desire to terminate or cancel coverage under this
          Rider, or

     (b)  immediately upon receipt by the Underwriter of a written request from the Insured to terminate or cancel coverage under this Rider.

     The Underwriter shall refund to the Insured the unearned premium for the coverage under this Rider. The refund shall be computed at short rates if this Rider be terminated or canceled or reduced by notice from, or at the instance of, the Insured.

Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Bond or Policy, other than as above stated.

                                         By
                                            ------------------------------------
                                                 Authorized Representative

ICB012 Ed. 7-04
(C) 2004 The St. Paul Travelers Companies, Inc. All Rights Reserved

                                   Page 2 of 2

                            ENDORSEMENT OR RIDER NO.
         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

The following spaces preceded by an (*) need not be completed if this endorsement or rider and the Bond or Policy have the same inception date.

                                                   * EFFECTIVE DATE OF ENDORSEMENT OR RIDER
  ATTACHED TO AND FORMING    DATE ENDORSEMENT OR          12:01 A.M. STANDARD TIME AS
PART OF BOND OR POLICY NO.      RIDER EXECUTED          SPECIFIED IN THE BOND OR POLICY

         490PB1524                 04/05/07        04/01/07
-------------------------------------------------------------------------------------------
* ISSUED TO
THE KOREA FUND, INC.
-------------------------------------------------------------------------------------------

                             UNAUTHORIZED SIGNATURES

It is agreed that:

1.   The attached bond is amended by inserting an additional Insuring Agreement as follows:

                   INSURING AGREEMENT K UNAUTHORIZED SIGNATURE

     (A)  Loss resulting directly from the Insured having accepted, paid or cashed any check or withdrawal order, draft, made or drawn on a customer's account which bears the signature or endorsement of one other than a person whose name and signature is on the application on file with the Insured as a signatory on such account.

     (B)  It shall be a condition precedent to the Insured's right of recovery under this Rider that the Insured shall have on file signatures of all persons who are authorized signatories on such account.

2.   The total liability of the Underwriter under Insuring Agreement K is limited to the sum of FIFTY THOUSAND Dollars ($50,000), it being understood, however, that such liability shall be part of and not in addition to the Limit of Liability stated in Item 3 of the Declarations of the attached bond or amendment thereof.

3.   With respect to coverage afforded under this Rider, the Deductible Amount shall be FIVE THOUSAND Dollars ($5,000).

Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Bond or Policy, other than as above stated.

                                         By
                                            ------------------------------------
                                                 Authorized Representative

ICB013 Ed. 7-04
(C) 2004 The St. Paul Travelers Companies, Inc. All Rights Reserved

                            ENDORSEMENT OR RIDER NO.
         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

The following spaces preceded by an (*) need not be completed if this endorsement or rider and the Bond or Policy have the same inception date.

                                                   * EFFECTIVE DATE OF ENDORSEMENT OR RIDER
  ATTACHED TO AND FORMING    DATE ENDORSEMENT OR          12:01 A.M. STANDARD TIME AS
PART OF BOND OR POLICY NO.      RIDER EXECUTED          SPECIFIED IN THE BOND OR POLICY

         490PB1524                 04/05/07        04/01/07
-------------------------------------------------------------------------------------------
* ISSUED TO
THE KOREA FUND, INC.
-------------------------------------------------------------------------------------------

                           TELEFACSIMILE TRANSACTIONS

It is agreed that:

1.   The attached Bond is amended by adding an additional Insuring Agreement as follows:

     INSURING AGREEMENT M TELEFACSIMILE TRANSACTIONS

     Loss caused by a Telefacsimile Transaction, where the request for such
     Telefacsimile Transaction is unauthorized or fraudulent and is made with the manifest intent to deceive; provided, that the entity which receives such request generally maintains and follows during the Bond Period all
     Designated Fax Procedures with respect to Telefacsimile Transactions. The isolated failure of such entity to maintain and follow a particular
     Designated Fax Procedure in a particular instance will not preclude coverage under this Insuring Agreement, subject to the exclusions herein and in the Bond.

2.   Definitions. The following terms used in this Insuring Agreement shall have the following meanings:

     a.   "Telefacsimile System" means a system of transmitting and reproducing fixed graphic material (as, for example, printing) by means of signals transmitted over telephone lines.

     b.   "Telefacsimile Transaction" means any Fax Redemption, Fax Election,
          Fax Exchange, or Fax Purchase.

     c.   "Fax Redemption" means any redemption of shares issued by an
          Investment Company which is requested through a Telefacsimile System.

     d.   "Fax Election" means any election concerning dividend options available to Fund shareholders which is requested through a
          Telefacsimile System.

     e.   "Fax Exchange" means any exchange of shares in a registered account of one Fund into shares in an identically registered account of another
          Fund in the same complex pursuant to exchange privileges of the two
          Funds, which exchange is requested through a Telefacsimile System.

     f.   "Fax Purchase" means any purchase of shares issued by an Investment
          Company which is requested through a Telefacsimile System.

     g.   "Designated Fax Procedures" means the following procedures:

          (1)  Retention: All Telefacsimile Transaction requests shall be retained for at least six (6) months. Requests shall be capable of being retrieved and produced in legible form within a
               reasonable time after retrieval is requested.

          (2)  Identity Test: The identity of the sender in any request for a
               Telefacsimile Transaction shall be tested before executing that
               Telefacsimile Transaction, either by requiring the sender to include on the face of the request a unique identification number or to include key specific account information. Requests of
               Dealers must be on company letterhead and be signed by an
               authorized representative. Transactions by occasional users are to be verified by telephone confirmation.

ICB013 Ed. 7-04
(C) 2004 The St. Paul Travelers Companies, Inc. All Right Reserved

                                   Page 1 of 2

          (3)  Contents: A Telefacsimile Transaction shall not be executed unless the request for such Telefacsimile Transaction is dated and purports to have been signed by (a) any shareholder or subscriber to shares issued by a Fund, or (b) any financial or banking institution or stockbroker.

          (4)  Written Confirmation: A written confirmation of each
               Telefacsimile Transaction shall be sent to the shareholder(s) to whose account such Telefacsimile Transaction relates, at the record address, by the end of the Insured's next regular
               processing cycle, but no later than five (5) business days following such Telefacsimile Transaction.

     i.   "Designated" means or refers to a written designation signed by a shareholder of record of a Fund, either in such shareholder's initial application for the purchase of Fund shares, with or without a
          Signature Guarantee, or in another document with a Signature
          Guarantee.

     j.   "Signature Guarantee" means a written guarantee of a signature, which guarantee is made by an Eligible Guarantor Institution as defined in
          Rule 17Ad-15(a)(2) under the Securities Exchange Act of 1934.

3.   Exclusions. It is further understood and agreed that this Insuring
     Agreement shall not cover:

     a.   Any loss covered under Insuring Agreement A, "Fidelity," of this Bond;
          and

     b.   Any loss resulting from:

          (1)  Any Fax Redemption, where the proceeds of such redemption were requested to be paid or made payable to other than (a) the shareholder of record, or (b) a person Designated in the initial application or in writing at least one (1) day prior to such redemption to receive redemption proceeds, or (c) a bank account
               Designated in the initial application or in writing at least one
               (1) day prior to such redemption to receive redemption proceeds;
               or

          (2)  Any Fax Redemption of Fund shares which had been improperly credited to a shareholder's account, where such shareholder (a)
               did not cause, directly or indirectly, such shares to be credited to such account, and (b) directly or indirectly received any proceeds or other benefit from such redemption; or

          (3)  Any Fax Redemption from any account, where the proceeds of such redemption were requested to be sent to any address other than the record address or another address for such account which was designated (a) over the telephone or by telefacsimile at least fifteen (15) days prior to such redemption, or (b) in the initial application or in writing at least one (1) day prior to such redemption; or

          (4)  The intentional failure to adhere to one or more Designated Fax
               Procedures; or

          (5)  The failure to pay for shares attempted to be purchased.

4.   The Single Loss Limit of Liability under Insuring Agreement M is limited to the sum of ONE MILLION TWO HUNDRED FIFTY THOUSAND Dollars ($1,250,000) it
     being understood, however, that such liability shall be part of and not in addition to the Limit of Liability stated in Item 3 of the Declarations of the attached Bond or amendments thereof.

5.   With respect to coverage afforded under this Rider the applicable Single loss Deductible Amount is FIFTY THOUSAND Dollars ($50,000).

Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Bond or Policy, other than as above stated.

                                         By
                                            ------------------------------------
                                                 Authorized Representative

ICB014 Ed. 7-04
(C) 2004 The St. Paul Travelers Companies, Inc. All Rights Reserved

                                   Page 2 of 2

                            ENDORSEMENT OR RIDER NO.
         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

     The following spaces preceded by an (*) need not be completed if this endorsement or rider and the Bond or Policy have the same inception date.

                                                   * EFFECTIVE DATE OF ENDORSEMENT OR RIDER
  ATTACHED TO AND FORMING    DATE ENDORSEMENT OR          12:01 A.M. STANDARD TIME AS
PART OF BOND OR POLICY NO.      RIDER EXECUTED          SPECIFIED IN THE BOND OR POLICY

         490PB1524                 04/05/07        04/01/07
-------------------------------------------------------------------------------------------
* ISSUED TO
THE KOREA FUND, INC.
-------------------------------------------------------------------------------------------

                          VOICE INITIATED TRANSACTIONS

It is agreed that:

1.   The attached bond is amended by inserting an additional Insuring Agreement as follows:

               INSURING AGREEMENT L - VOICE-INITIATED TRANSACTIONS

     Loss caused by a Voice-initiated Transaction, where the request for such
     Voice-initiated Transaction is unauthorized or fraudulent and is made with the manifest intent to deceive; provided, that the entity which receives such request generally maintains and follows during the Bond Period all
     Designated Procedures with respect to Voice-initiated Redemptions and the
     Designated Procedures described in paragraph 2f (1) and (3) of this Rider with respect to all other Voice-initiated Transactions. The isolated failure of such entity to maintain and follow a particular Designated
     Procedure in a particular instance will not preclude coverage under this
     Insuring Agreement, subject to the specific exclusions herein and in the
     Bond.

2.   Definitions. The following terms used in this Insuring Agreement shall have the following meanings:

     a.   "Voice-initiated Transaction" means any Voice-initiated Redemption,
          Voice-initiated Election, Voice-initiated Exchange, or Voice-initiated
          Purchase.

     b.   "Voice-initiated Redemption" means any redemption of shares issued by an Investment Company which is requested by voice over the telephone.

     c.   "Voice-initiated Election" means any election concerning dividend options available to Fund shareholders which is requested by voice over the telephone.

     d.   "Voice-initiated Exchange" means any exchange of shares in a registered account of one Fund into shares in an identically registered account of another Fund in the same complex pursuant to exchange privileges of the two Funds, which exchange is requested by voice over the telephone.

     e.   "Voice-initiated Purchase" means any purchase of shares issued by an
          Investment Company which is requested by voice over the telephone.

     f.   "Designated Procedures" means the following procedures:

          (1)  Recordings: All Voice-initiated Transaction requests shall be recorded, and the recordings shall be retained for at least six
               (6) months. Information contained on the recordings shall be capable of being retrieved and produced within a reasonable time after retrieval of specific information is requested, at a success rate of no less than 85%.

          (2)  Identity Test: The identity of the caller in any request for a
               Voice- initiated Redemption shall be tested before executing that
               Voice-initiated Redemption, either by requesting the caller to state a unique identification number or to furnish key specific account information.

          (3)  Written Confirmation: A written confirmation of each
               Voice-initiated Transaction and of each change of the record address of a Fund shareholder requested by voice over the
               telephone shall be mailed to the shareholder(s) to whose account such Voice-initiated Transaction or change of address relates, at the original record address (and, in the case of such change of address, at the changed record address) by the end of the
               Insured's next regular processing cycle, but no later than five
               (5) business days following such Voice-initiated Transaction or change of address.

ICB014 Ed. 7-04
(C) 2004 The St. Paul Travelers Companies, Inc. All Right Reserved

                                   Page 1 of 2

     g.   "Investment Company" or "Fund" means an investment company registered under the Investment Company Act of 1940.

     h.   "Officially Designated" means or refers to a written designation signed by a shareholder of record of a Fund, either in such shareholder's initial application for the purchase of Fund shares, with or without a Signature Guarantee, or in another document with a
          Signature Guarantee.

     i.   "Signature Guarantee" means a written guarantee of a signature, which guarantee is made by a financial or banking institution whose deposits are insured by the Federal Deposit Insurance Corporation or by a broker which is a member of any national securities exchange registered under the Securities Exchange Act of 1934.

3.   Exclusions. It is further understood and agreed that this Insuring
     Agreement shall not cover:

     a.   Any loss covered under Insuring Agreement A, "Fidelity, " of this
          Bond; and

     b.   Any loss resulting from:

          (1)  Any Voice-initiated Redemption, where the proceeds of such redemption were requested to be paid or made payable to other than (a) the shareholder of record, or (b) a person Officially
               Designated to receive redemption proceeds, or (c) a bank account
               Officially Designated to receive redemption proceeds; or

          (2)  Any Voice-initiated Redemption of Fund shares which had been improperly credited to a shareholder's account, where such shareholder (a) did not cause, directly or indirectly, such shares to be credited to such account, and (b) directly or indirectly received any proceeds or other benefit from such redemption; or

          (3)  Any Voice-initiated Redemption from any account, where the proceeds of such redemption were requested to be sent (a) to any address other than the record address for such account, or (b) to a record address for such account which was either (i) designated over the telephone fewer than thirty (30) days prior to such redemption, or (ii) designated in writing less than on (1) day prior to such redemption; or

          (4)  The intentional failure to adhere to one or more Designated
               Procedures; or

          (5)  The failure to pay for shares attempted to be purchased; or

          (6)  Any Voice-initiated Transaction requested by voice over the telephone and received by an automated system which receives and converts such request to executable instructions.

4.   The total liability of the Underwriter under Insuring Agreement L is limited to the sum of ONE MILLION TWO HUNDRED FIFTY THOUSAND Dollars
     ($1,250,000), it being understood, however, that such liability shall be part of and not in addition to the Limit of Liability stated in Item 3 of the Declarations of the attached bond or amendment thereof.

5.   With respect to coverage afforded under this Rider the applicable
     Deductible Amount is FIFTY THOUSAND Dollars ($50,000).

Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Bond or Policy, other than as above stated.

                                         By
                                            ------------------------------------
                                                 Authorized Representative

ICB015 Ed. 7-04
(C) 2004 The St. Paul Travelers Companies, Inc. All Rights Reserved

                                   Page 2 of 2

                            ENDORSEMENT OR RIDER NO.
         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

     The following spaces preceded by an (*) need not be completed if this endorsement or rider and the Bond or Policy have the same inception date.

                                                   * EFFECTIVE DATE OF ENDORSEMENT OR RIDER
  ATTACHED TO AND FORMING    DATE ENDORSEMENT OR          12:01 A.M. STANDARD TIME AS
PART OF BOND OR POLICY NO.      RIDER EXECUTED          SPECIFIED IN THE BOND OR POLICY

         490PB1524                 04/05/07        04/01/07
-------------------------------------------------------------------------------------------
* ISSUED TO
THE KOREA FUND, INC.
-------------------------------------------------------------------------------------------

    AMEND DEFINITION OF EMPLOYEE (EXCLUDE EDP COVERAGE FOR COMPUTER SOFTWARE
                                  OR PROGRAMS)

It is agreed that:

1.   Sub-section 7 of Section 1(a) in the Definition of Employee, is deleted and replaced by the following:

     (7)  "each natural person, partnership or corporation authorized by written agreement with the Insured to perform services as electronic data processor of checks or other accounting records of the Insured (does not include the creating, preparing, modifying or maintaining the
          Insured's computer software or programs), but excluding any such processor who acts as transfer agent or in any other agency capacity in issuing checks, drafts or securities for the Insured, unless included under sub- section (9) hereof, and"

Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Bond or Policy, other than as above stated.

                                         By
                                            ------------------------------------
                                                 Authorized Representative

ICB016 Ed. 7-04
(C) 2004 The St. Paul Travelers Companies, Inc. All Rights Reserved

                            ENDORSEMENT OR RIDER NO.
         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

     The following spaces preceded by an (*) need not be completed if this endorsement or rider and the Bond or Policy have the same inception date.

                                                   * EFFECTIVE DATE OF ENDORSEMENT OR RIDER
  ATTACHED TO AND FORMING    DATE ENDORSEMENT OR          12:01 A.M. STANDARD TIME AS
PART OF BOND OR POLICY NO.      RIDER EXECUTED          SPECIFIED IN THE BOND OR POLICY

         490PB1524                 04/05/07        04/01/07
-------------------------------------------------------------------------------------------
* ISSUED TO
THE KOREA FUND, INC.
-------------------------------------------------------------------------------------------

                        DEFINITION OF INVESTMENT COMPANY

It is agreed that:

1.   Section 1, Definitions, under General Agreements is amended to include the following paragraph:

     (f)  Investment Company means an investment company registered under the
          Investment Company Act of 1940 and as listed under the names of
          Insureds on the Declarations.

Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Bond or Policy, other than as above stated.

                                         By
                                            ------------------------------------
                                                 Authorized Representative

ICB026 Ed. 7-04
(C) 2004 The St. Paul Travelers Companies, Inc. All Rights Reserved

                            ENDORSEMENT OR RIDER NO.
         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

     The following spaces preceded by an (*) need not be completed if this endorsement or rider and the Bond or Policy have the same inception date.

                                                   * EFFECTIVE DATE OF ENDORSEMENT OR RIDER
  ATTACHED TO AND FORMING    DATE ENDORSEMENT OR          12:01 A.M. STANDARD TIME AS
PART OF BOND OR POLICY NO.      RIDER EXECUTED          SPECIFIED IN THE BOND OR POLICY

         490PB1524                 04/05/07        04/01/07
-------------------------------------------------------------------------------------------
* ISSUED TO
THE KOREA FUND, INC.
-------------------------------------------------------------------------------------------

                            ADD EXCLUSIONS (N) & (O)
It is agreed that:

1.   Section 2, Exclusions, under General Agreements, is amended to include the following sub-sections:

     (n)  loss from the use of credit, debit, charge, access, convenience, identification, cash management or other cards, whether such cards were issued or purport to have been issued by the Insured or by anyone else, unless such loss is otherwise covered under Insuring Agreement
          A.

     (o)  the underwriter shall not be liable under the attached bond for loss due to liability imposed upon the Insured as a result of the unlawful disclosure of non-public material information by the Insured or any
          Employee, or as a result of any Employee acting upon such information, whether authorized or unauthorized.

Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Bond or Policy, other than as above stated.

                                         By
                                            ------------------------------------
                                                 Authorized Representative

ICB026 Ed. 7-04
(C) 2004 The St. Paul Travelers Companies, Inc. All Rights Reserved